U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A



                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of Earliest Event Reported): December 1, 1999



                                  iEXALT, INC.
               (Exact Name of Registrant as Specified in Charter)


                                     NEVADA
                         (State or Other Jurisdiction of
                          Incorporation or Organization

            2000-09322                               75-1667097
     (Commission File Number)            (I.R.S. Employer Identification No.)


                       4301 WINDFERN, HOUSTON, TEXAS 77041
          (Address of principal executive offices including zip code)


                                 (281) 600-4000
              (Registrant's telephone number, including area code)


                            SUNBELT EXPLORATION, INC.
         (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

      Inapplicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      Effective December 1, 1999, iExalt, Inc., a Nevada corporation ("Company"), acquired, in an arms-length transaction, all of the issued and outstanding stock of Premiere Speakers Bureau, Inc. d/b/a ChristianSpeakers.com ("Christian Speakers"), a Tennessee corporation in the business of scheduling well-known speakers to speak to groups on Christian issues. The consideration issued to Duane Ward, the sole stockholder of Christian Speakers, was: (i) 500,000 shares of Company common stock, (ii) an aggregate $40,000, of which $10,000 was payable at closing, and $5,000 is payable monthly for a period of six months beginning January 2000, and (iii) a stock option to purchase an aggregate 250,000 shares of Company common stock at an exercise price of $1.80 per share. The stock option vests in the amount of 50,000 shares per year on the anniversary date of the agreement, and is subject to Mr. Ward remaining in the employ of the Company. The term of the stock option is three years from the date of vesting. Mr. Ward has entered into a five-year employment agreement with the Company. The Company has granted Mr. Ward certain registration rights for no less than 50,000 shares of Company common stock issued in connection with the acquisition. The transaction was accounted for as a purchase. The acquisition of Christian Speakers was deemed "significant," accordingly, separate historical and pro forma financial statements will be filed no later than seventy-five days after the consummation of the acquisition.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

      Inapplicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Inapplicable.

ITEM 5. OTHER EVENTS

      Inapplicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTOR

      Inapplicable.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial Statements of Business Acquired.

             The appropriate financial statements are filed herewith as Annex A.

     (b)   Pro Forma Financial Information.

              The appropriate pro forma financial information relating to the acquisition is filed herewith as Annex A.

ITEM 8. CHANGE IN FISCAL YEAR

      Inapplicable.



 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          iEXALT, INC.


                                          By: /s/ JONATHON GILCHRIST
                                                  Jonathan Gilchrist, Secretary

DATE: February 14, 2000

EXHIBITS

    EXHIBIT NO.                                                        PAGE

     1.1(1)  Stock Purchase Agreement with Christian Speakers, Inc....  A-1


       (1) Previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 1999 and incorporated herein by reference.

ANNEX-A

                          INDEPENDENT AUDITOR'S REPORT


To the Shareholder and Board of Directors of ChristianSpeakers.com, Inc.
(Formerly Premiere Speakers Bureau, Inc.)


We have audited the accompanying balance sheet of ChristianSpeakers.com, Inc. (formerly Premiere Speakers Bureau, Inc.) as of November 30, 1999 and the related statement of income and retained deficit and cash flows for the eleven months ended November 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ChristianSpeakers.com, Inc. (formerly Premiere Speakers Bureau, Inc.) at November 30, 1999 and the results of its operations and its cash flows for the eleven months ended November 30, 1999, in conformity with generally accepted accounting principles.

As more fully discussed in Note A to these financial statements, these financial statements reflect only the financial position, results of operations and cash flows of the Christian related assets, liabilities, revenues and expenses. All secular operations of the Company have been excluded from these financial statements based on management's best estimates and analysis.


/s/ HARPER & PEARSON COMPANY
    Harper & Pearson Company



Houston, Texas
February 11, 2000

                                                     CHRISTIANSPEAKERS.COM, INC.
                                                                   BALANCE SHEET
                                                               NOVEMBER 30, 1999
--------------------------------------------------------------------------------

             ASSETS

CURRENT ASSETS
  Cash .........................................................      $   1,594
  Prepaid speaker expenses .....................................         92,763
                                                                      ---------

  TOTAL CURRENT ASSETS .........................................         94,357
                                                                      ---------

PROPERTY AND EQUIPMENT
  Furniture and fixtures .......................................         24,240
  Computer systems and equipment ...............................         32,061
                                                                      ---------


                                                                         56,301

  Less accumulated depreciation ................................        (44,049)
                                                                      ---------

                                                                         12,252
                                                                      ---------

OTHER ASSETS, net ..............................................         14,830
                                                                      ---------

                                                                      $ 121,439
                                                                      =========

        LIABILITIES AND SHAREHOLDER'S DEFICIT

CURRENT LIABILITIES
  Deferred revenues ............................................      $ 209,254
                                                                      ---------

  TOTAL CURRENT LIABILITIES ....................................        209,254
                                                                      ---------

SHAREHOLDER'S DEFICIT
Common stock, no par value, 1,000 shares
    authorized, 100 shares issued and
    outstanding ................................................            100
  Retained deficit .............................................        (87,915)
                                                                      ---------

                                                                        (87,815)
                                                                      ---------

                                                                      $ 121,439
                                                                      =========

  See accompanying notes.

                                                     CHRISTIANSPEAKERS.COM, INC.
                                        STATEMENT OF INCOME AND RETAINED DEFICIT
                                   FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------


REVENUES ....................................................         $ 907,447
                                                                      ---------

COSTS AND EXPENSES
     Speaker fees ...........................................           655,191
     Salaries and wages .....................................           156,767
     General and administrative .............................            35,912
     Depreciation and amortization expense ..................            12,377
                                                                      ---------

                                                                        860,247
                                                                      ---------
NET INCOME ..................................................            47,200

RETAINED DEFICIT, Beginning of Period .......................           (41,358)

DISTRIBUTION OF CAPITAL .....................................           (93,757)
                                                                      ---------

RETAINED DEFICIT, End of Period .............................         $ (87,915)
                                                                      =========


See accompanying notes.

                                                     CHRISTIANSPEAKERS.COM, INC.
                                                         STATEMENT OF CASH FLOWS
                                   FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income ...................................................       $  47,200
                                                                      ---------
 Adjustments to reconcile net income to
   net cash provided by operating activities:
    Depreciation ..............................................          12,377
    Change in operating assets and liabilities:
      Prepaid speaker expenses ................................         (29,563)
      Deferred revenues .......................................          82,254
                                                                      ---------

 Total Adjustments ............................................          65,068
                                                                      ---------

 Net Cash Provided by Operating Activities ....................         112,268
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of property, equipment and other assets .............         (22,892)
                                                                      ---------


 Net Cash Used by Investing Activities ........................         (22,892)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
 Distribution of capital ......................................         (93,757)
                                                                      ---------

 Net Cash Used by Financing Activities ........................         (93,757)
                                                                      ---------


NET DECREASE IN CASH ..........................................          (4,381)

CASH AT BEGINNING OF PERIOD ...................................           5,975
                                                                      ---------

CASH AT END OF PERIOD .........................................       $   1,594
                                                                      =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
 Cash paid for interest .......................................       $     109
                                                                      =========

 See accompanying notes.

                                                     CHRISTIANSPEAKERS.COM, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                   FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------


NOTE A      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            ChristianSpeakers.com, Inc. formerly Premiere Speakers Bureau, Inc. (the Company) was organized in 1994 in the State of Tennessee. The Company schedules Christian speakers to speak at various events and meetings throughout the United States.

            As further discussed in Note E, all of the outstanding stock, assets and Christian-based operations of the Company were acquired by iExalt, Inc. on December 1, 1999. The purchase method of accounting was used by iExalt, Inc. to account for this transaction. The accompanying financial statements of the Company have been prepared as a separate entity for the assets and Christian-based operations acquired. Accordingly, certain liabilities and expenses relating to the secular operations that were previously recorded in the Company's accounting records prior to the acquisition by iExalt have been omitted from the accompanying financials statements. If the secular liabilities and expenses had been reflected in the accompanying financial statements, the financial position and results of operations would be significantly different from the financial position and results of operations reflected herein.

            MANAGEMENT'S ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. While it is believed that such estimates are reasonable, actual results could differ from those estimates.

            CONCENTRATIONS OF CREDIT RISK - Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash. The Company places its cash with high credit quality financial institutions.

            FINANCIAL INSTRUMENTS - The estimated fair values of the Company's financial instruments approximate their carrying value because of the short-term maturity of these instruments or the stated interest rates are indicative of market interest rates.

            CASH AND CASH EQUIVALENTS - The Company considers all highly liquid debt instruments having maturities of three months or less at the date of purchase to be cash equivalents.

            PREPAID SPEAKER FEES - The Company defers amounts paid to speakers until such time as the speech has been performed.

                                                     CHRISTIANSPEAKERS.COM, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                   FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

NOTE A BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            PROPERTY AND EQUIPMENT - Property and equipment is carried at original cost. Maintenance or repair costs are charged to expense as incurred. When assets are sold or retired, the remaining costs and related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in income. For financial reporting purposes, depreciation of property and equipment is provided using the straight-line method based upon the expected useful lives of the assets. Estimated useful lives of assets are as follows:

            Furniture and fixtures                        5-10 years
            Computers and equipment                          3 years

            OTHER ASSETS - Other assets consist of website costs which are amortized on a straight-line basis over the anticipated useful life of three years.

            REVENUE RECOGNITION - The Company recognizes revenue for services when the event or speech occurs.

            INCOME TAXES - The Company operates as an "S" corporation. Accordingly, no provision for income taxes has been included as the income taxes for the Company are reflected in the shareholder's individual tax return.

NOTE B      Related PARTY TRANSACTIONS

            In connection with the acquisition of the Christian-based operations by iExalt, Inc. on December 1, 1999, the Company spun off its secular operations to Premiere Speakers, Inc., a company wholly-owned by the Company's president. The Company shares office space, personnel and general and administrative expenses with Premiere Speakers, Inc. Such expenses have been allocated for the eleven-month period ended November 30, 1999 based upon management's best estimate of the actual expenses between the Company and Premiere Speakers, Inc. except for certain liabilities and automobile expenses of $44,846 which were fully allocated to the secular operations as part of the purchase agreement between the Company and iExalt, Inc. Total 1999 expenses allocated to Premiere Speakers, Inc. amounted to $189,230.

                                                     CHRISTIANSPEAKERS.COM, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                   FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------


NOTE C      EMPLOYEE BENEFIT PLAN

            The Company sponsors a 401(k) defined contribution plan for substantially all of its employees. The Company's portion of employer contributions made in 1999 amounting to $11,660 is included in general and administrative expenses on the accompanying income statement. In October 1999, the Company merged its 401(k) defined contribution plan into that of an employee leasing company. Under the new plan, employer contributions will not be made.

NOTE D      LEASES

            The Company leases its office space from Premiere Speakers, Inc. under a long-term lease. The Company also subleases certain of its office space to other unrelated entities on a month-to-month basis. Rent expense under operating leases, net of sublease rental receipts amounted to $80 for the eleven months ended November 30, 1999. Future minimum lease payments on a calendar year basis, under noncancelable operating leases with initial or remaining lease terms in excess of one year at November 30, 1999 are as follows:

            1999                                                     $  1,700
            2000                                                       17,260
            2001                                                       17,064
            2002                                                        2,844
            Less minimum sublease rental receipts for December 1999    (1,700)
                                                                     --------
                                                                     $ 37,168
                                                                     ========
NOTE E      SUBSEQUENT EVENT

            On December 1, 1999, all of the outstanding common stock, assets and Christian-based operations of the Company operating under the name ChristianSpeakers.com, Inc. were acquired by iExalt, Inc. (iExalt). Subsequent to the purchase, the Company changed its name to "ChristianSpeakers.com, Inc." The secular-based operations were spun off at closing into "Premiere Speakers, Inc.", a company wholly-owned by the Company's president.

            In consideration for this purchase, the selling shareholder received $10,000 and a non-interest bearing note receivable for $30,000 due in six monthly payments of $5,000 each. Additionally, the selling shareholder received 500,000 shares of common stock of iExalt and 250,000 common stock options exercisable at $1.80 per share. The options vest in the amount of 50,000 shares per year on the

                                                     CHRISTIANSPEAKERS.COM, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                   FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------


NOTE E      SUBSEQUENT EVENT (CONTINUED)

            anniversary date of the acquisition. Should iExalt file a registration statement, the selling shareholder shall have the right to include no less than 50,000 shares in such offering. The selling shareholder also entered into a five-year employment agreement with iExalt.

            As part of the purchase agreement, iExalt has the option to purchase Premiere Speakers, Inc. during the twelve-month period commencing December 1, 1999. The option purchase price shall be the lesser of one times the most recent twelve months revenues or three times net earnings before interest, taxes, depreciation and amortization annualized based upon the previous three months of its operations.

            The unaudited pro forma results of operations of iExalt, Inc. and the Company for the eleven months ended November 30, 1999 are shown below.

                                                                             CHRISTIAN       PRO FORMA
                                                              iEXALT         SPEAKERS       ADJUSTMENTS    PRO FORMA
                                                            (UNAUDITED)      (AUDITED)      (UNAUDITED)   (UNAUDITED)
                                                           ------------    ------------    ------------   ------------
            Revenues ...................................   $  1,145,406    $    907,447    $       --     $  2,052,853
                                                           ------------    ------------    ------------   ------------
            Net Income (loss) ..........................   $   (823,800)   $     47,200    $        189   $   (776,411)
                                                           ============    ============    ============   ============

            Loss Per Share .............................                                                  $     (0.036)
                                                                                                          ============


            ProForma Weighted Average Shares Outstanding                                                    21,619,166
                                                                                                          ============

            Assets:
            Current Assets .............................   $    325,439    $     94,357    $       --     $    419,796
            Property &
            Equipment, net .............................        277,765          12,252            --          290,017
            Goodwill, net ..............................        445,621            --           502,815        948,436
            Other Assets, net ..........................        163,562          14,830            --          178,392
                                                           ------------    ------------    ------------   ------------

            Total Assets ...............................   $  1,212,387    $    121,439    $    502,815   $  1,836,641
                                                           ============    ============    ============   ============

            Liabilities and Shareholder's Equity:
            Current Liabilities ........................   $    679,696    $    209,254    $       --     $    888,950
            Long-term Liabilities ......................        350,000            --              --          350,000
            Shareholder's Equity (Deficit) .............        182,691         (87,815)        502,815        597,691
                                                           ------------    ------------    ------------   ------------
            Total Liabilities &
             Shareholder's Equity ......................   $  1,212,387    $    121,439    $    502,815   $  1,836,641
                                                           ============    ============    ============   ============

                                                     CHRISTIANSPEAKERS.COM, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                   FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------


NOTE E      SUBSEQUENT EVENT (CONTINUED)

            Pro forma adjustments to net income reflects goodwill amortization of $11,523 and $11,712 of additional savings from consolidated administrative expenses.

            In management's opinion, the pro forma combined results of operations may not be indicative of the actual results that would have occurred had the acquisition been consummated at the beginning of 1999 or of the future operations of the combined companies. The purchase price paid by iExalt in excess of net book value, referred to as goodwill of the Company, will be amortized over a forty-year period.